EXHIBIT 99.1

Westamerica Bancorporation Reports Third Quarter 2012 Earnings

SAN RAFAEL, Calif., Oct. 17, 2012 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq:WABC), parent company of Westamerica Bank, today reported net income for the third quarter 2012 of $20.0 million and diluted earnings per common share ("EPS") of $0.73. Third quarter 2012 results compare to net income of $21.0 million and EPS of $0.75 for the prior quarter, and net income of $22.4 million and EPS of $0.79 for the third quarter 2011. Third quarter 2012 net income represented an annualized return on shareholders' equity of 14.7 percent.

"Westamerica continues to deliver relatively high levels of profitability in a difficult operating environment. We are focused on operating in a low-cost, efficient manner while banking industry revenues are pressured by low interest rates, increased regulation, and aggressive competition. During the third quarter, we spent only 46 percent of our revenue on operating costs, delivering approximately 32 percent of our revenue, after-taxes, to the bottom line for shareholders. Credit quality continued to improve with nonperforming assets declining to $71 million at September 30, 2012," said Chairman, President and CEO David Payne. "Westamerica paid a $0.37 per common share dividend in the third quarter 2012, and retired 225 thousand common shares using our share repurchase plan. Westamerica's capital ratios remain at historically high levels exceeding the highest regulatory guidelines," added Payne.

Net interest income on a fully taxable equivalent basis was $48.7 million for the third quarter 2012, compared to $50.3 million for the prior quarter and $54.7 million for the third quarter 2011. The change in net interest income is due to reductions in yields on loans and investment securities, which have declined during this period of low market interest rates. The change in net interest income is also attributable to reduced loan volumes, placing greater reliance on lower-yielding investment securities. Loan volumes have declined due to problem loan workout activities, particularly with purchased loans, and reduced volumes of loan originations. In Management's opinion, current levels of competitive loan pricing do not provide adequate forward earnings potential, and competitive loan underwriting standards are loosening, causing newly originated loans to contain higher levels of credit risk; Management is avoiding low-yielding higher-risk loan originations. To offset the decline in interest income, interest expense has been reduced by lowering rates paid on interest-bearing deposits and borrowings and by reducing the volume of higher-cost funding sources. The interest cost of funding the Company's loans and investment securities has declined to 0.13 percent in the third quarter 2012 from 0.15 percent in the prior quarter and 0.20 percent in the third quarter 2011. The third quarter 2012 net interest margin on a fully taxable equivalent basis was 4.67 percent, compared to 4.89 percent for the prior quarter and 5.32 percent for the third quarter 2011.

The provision for loan losses was $2.8 million for the third quarter 2012, unchanged from the prior quarter and third quarter 2011. Net loan losses charged against the allowance for loan losses totaled $3.4 million for the third quarter 2012, compared to $3.2 million for the prior quarter and $2.9 million for the third quarter 2011. At September 30, 2012, the allowance for loan losses totaled $31.0 million; nonperforming originated loans totaled $13.5 million; nonperforming purchased FDIC-indemnified loans totaled $20.7 million, net of purchase discounts of $2.8 million; and nonperforming purchased non-indemnified loans totaled $10.1 million, net of purchase discounts of $2.2 million.

Noninterest income for the third quarter 2012 totaled $14.6 million, compared to $13.5 million in the second quarter 2012 and $15.2 million for the third quarter 2011. The decline in second quarter 2012 noninterest income is primarily due to a $1.3 million loss realized from the sale of a collateralized mortgage obligation bond, which reduced net income $750 thousand.

Noninterest expense for the third quarter 2012 totaled $29.3 million, compared to $29.3 million in the prior quarter and $31.4 million in the third quarter 2011. Management is focused on reducing operating expenses over the near-term, primarily professional fees, repossessed loan collateral expenses and other problem loan related costs.

The Company's fully tax-equivalent tax rate was 36 percent in the third quarter 2012 compared to 34 percent in the second quarter 2012 and 37 percent in the third quarter 2011. The decline in tax rate in the second quarter 2012 is attributable to a tax refund from an amended tax return which increased net income $950 thousand.

At September 30, 2012, Westamerica Bancorporation's tangible common equity-to-asset ratio was 8.8 percent, assets totaled $4.9 billion and loans outstanding totaled $2.2 billion. Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

The Westamerica Bancorporation logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=3638

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2011 filed on Form 10-K and quarterly report for the quarter ended June 30, 2012 filed on Form 10-Q, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

Public Information October 17, 2012

WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
September 30, 2012

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q3'12	Q3'11	Change	Q2'12

Net Interest Income (FTE)	$48,712	$54,675	-10.9%	$50,333
Provision for Loan Losses	2,800	2,800	0.0%	2,800
Noninterest Income:
Loss on Sale of Securities	--	--	n/m	(1,287)
Other	14,626	15,205	-3.8%	14,820
Total Noninterest Income	14,626	15,205	-3.8%	13,533
Noninterest Expense	29,269	31,383	-6.7%	29,349
Income Before Taxes (FTE)	31,269	35,697	-12.4%	31,717
Income Tax Provision (FTE)	11,247	13,265	-15.2%	10,753
Net Income	$20,022	$22,432	-10.7%	$20,964

Average Common Shares Outstanding	27,513	28,433	-3.2%	27,744
Diluted Average Common Shares	27,565	28,498	-3.3%	27,790

Operating Ratios:
Basic Earnings Per Common Share	$0.73	$0.79	-7.6%	$0.76
Diluted Earnings Per Common Share	0.73	0.79	-7.6%	0.75
Return On Assets (a)	1.63%	1.81%		1.69%
Return On Common Equity (a)	14.7%	16.4%		15.6%
Net Interest Margin (FTE) (a)	4.67%	5.32%		4.89%
Efficiency Ratio (FTE)	46.2%	44.9%		46.0%

Dividends Paid Per Common Share	$0.37	$0.36	2.8%	$0.37
Common Dividend Payout Ratio	51%	46%		49%

			%
	9/30'12YTD	9/30'11YTD	Change

Net Interest Income (FTE)	$150,743	$165,506	-8.9%
Provision for Loan Losses	8,400	8,400	0.0%
Noninterest Income:
Loss on Sale of Securities	(1,287)	--	n/m
Other	44,115	45,239	-2.5%
Total Noninterest Income	42,828	45,239	-5.3%
Noninterest Expense:
Settlements	--	2,100	n/m
Other	88,651	94,914	-6.6%
Total Noninterest Expense	88,651	97,014	-8.6%
Income Before Taxes (FTE)	96,520	105,331	-8.4%
Income Tax Provision (FTE)	34,529	39,248	-12.0%
Net Income	$61,991	$66,083	-6.2%

Average Common Shares Outstanding	27,769	28,739	-3.4%
Diluted Average Common Shares	27,821	28,879	-3.7%

Operating Ratios:
Basic Earnings Per Common Share	$2.23	$2.30	-3.0%
Diluted Earnings Per Common Share	2.23	2.29	-2.6%
Return On Assets (a)	1.67%	1.79%
Return On Common Equity (a)	15.2%	16.2%
Net Interest Margin (FTE) (a)	4.89%	5.35%
Efficiency Ratio (FTE)	45.8%	46.0%

Dividends Paid Per Common Share	$1.11	$1.08	2.8%
Common Dividend Payout Ratio	50%	47%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q3'12	Q3'11	Change	Q2'12

Interest and Fee Income (FTE)	$50,094	$56,746	-11.7%	$51,805
Interest Expense	1,382	2,071	-33.3%	1,472
Net Interest Income (FTE)	$48,712	$54,675	-10.9%	$50,333

Average Earning Assets	$4,160,953	$4,093,020	1.7%	$4,127,699
Average Interest-
Bearing Liabilities	2,683,663	2,822,805	-4.9%	2,792,905

Yield on Earning Assets (FTE) (a)	4.80%	5.52%		5.04%
Cost of Funds (a)	0.13%	0.20%		0.15%
Net Interest Margin (FTE) (a)	4.67%	5.32%		4.89%
Interest Expense/
Interest-Bearing Liabilities (a)	0.21%	0.29%		0.21%
Net Interest Spread (FTE) (a)	4.59%	5.23%		4.83%

			%
	9/30'12YTD	9/30'11YTD	Change

Interest and Fee Income (FTE)	$155,156	$172,033	-9.8%
Interest Expense	4,413	6,527	-32.4%
Net Interest Income (FTE)	$150,743	$165,506	-8.9%

Average Earning Assets	$4,116,471	$4,133,898	-0.4%
Average Interest-
Bearing Liabilities	2,773,066	2,849,123	-2.7%

Yield on Earning Assets (FTE) (a)	5.03%	5.56%
Cost of Funds (a)	0.14%	0.21%
Net Interest Margin (FTE) (a)	4.89%	5.35%
Interest Expense/
Interest-Bearing Liabilities (a)	0.21%	0.31%
Net Interest Spread (FTE) (a)	4.82%	5.25%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q3'12	Q3'11	Change	Q2'12

Total Assets	$4,892,088	$4,920,482	-0.6%	$4,974,619
Total Earning Assets	4,160,953	4,093,020	1.7%	4,127,699
Total Loans	2,263,239	2,691,085	-15.9%	2,375,669
Commercial Loans	457,644	610,863	-25.1%	492,703
Commercial RE Loans	990,509	1,185,692	-16.5%	1,046,878
Consumer Loans	815,086	894,530	-8.9%	836,088
Total Investment Securities	1,897,714	1,401,935	35.4%	1,752,030
Available For Sale (Market)	716,369	705,686	1.5%	670,701
Held To Maturity	1,181,345	696,249	69.7%	1,081,329
Unrealized Gain	31,614	22,424	41.0%	26,167

Loans/Deposits	54.2%	64.8%		56.2%

			%
	9/30'12YTD	9/30'11YTD	Change

Total Assets	$4,965,611	$4,929,701	0.7%
Total Earning Assets	4,116,471	4,133,898	-0.4%
Total Loans	2,368,530	2,786,838	-15.0%
Commercial Loans	491,023	666,050	-26.3%
Commercial RE Loans	1,042,613	1,219,657	-14.5%
Consumer Loans	834,894	901,131	-7.4%
Total Investment Securities	1,747,941	1,347,060	29.8%
Available For Sale (Market)	674,920	716,823	-5.8%
Held To Maturity	1,073,021	630,237	70.3%
Unrealized Gain	31,614	22,424	41.0%

Loans/Deposits	56.1%	67.2%

4. Deposits & Other Interest-Bearing Liabilities.
	(average volume, dollars in thousands)
			%
	Q3'12	Q3'11	Change	Q2'12

Total Deposits	$4,176,342	$4,155,812	0.5%	$4,227,752
Noninterest Demand	1,605,362	1,494,773	7.4%	1,579,359
Interest Bearing Transaction	756,824	707,328	7.0%	750,322
Savings	1,125,286	1,119,360	0.5%	1,126,412
Time greater than $100K	430,239	530,583	-18.9%	501,110
Time less than $100K	258,631	303,768	-14.9%	270,549
Total Short-Term Borrowings	61,794	99,730	-38.0%	93,568
Federal Home Loan Bank Advances	25,889	35,309	-26.7%	25,944
Term Repurchase Agreement	10,000	5,652	n/m	10,000
Debt Financing and Notes Payable	15,000	21,075	-28.8%	15,000
Shareholders' Equity	542,708	541,369	0.2%	542,192

Demand Deposits/
Total Deposits	38.4%	36.0%		37.4%
Transaction & Savings
Deposits / Total Deposits	83.5%	79.9%		81.7%

			%
	9/30'12YTD	9/30'11YTD	Change

Total Deposits	$4,219,129	$4,146,183	1.8%
Noninterest Demand	1,586,993	1,474,983	7.6%
Interest Bearing Transaction	752,825	709,083	6.2%
Savings	1,128,309	1,102,879	2.3%
Time greater than $100K	481,072	540,625	-11.0%
Time less than $100K	269,930	318,613	-15.3%
Total Short-Term Borrowings	89,986	104,544	-13.9%
Federal Home Loan Bank Advances	25,944	47,027	-44.8%
Term Repurchase Agreement	10,000	1,905	n/m
Debt Financing and Notes Payable	15,000	24,447	-38.6%
Shareholders' Equity	543,855	544,056	0.0%

Demand Deposits/
Total Deposits	37.6%	35.6%
Transaction & Savings
Deposits / Total Deposits	82.2%	79.3%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q3'12
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,160,953	$50,094	4.80%
Total Loans (FTE)	2,263,239	32,434	5.70%
Commercial Loans (FTE)	457,644	6,731	5.85%
Commercial RE Loans	990,509	17,015	6.83%
Consumer Loans	815,086	8,688	4.24%
Total Investments (FTE)	1,897,714	17,660	3.72%

Interest Expense Paid
Total Earning Assets	4,160,953	1,382	0.13%
Total Interest-Bearing Liabilities	2,683,663	1,382	0.21%
Total Interest-Bearing Deposits	2,570,980	1,020	0.16%
Interest-Bearing Transaction	756,824	70	0.04%
Savings	1,125,286	231	0.08%
Time less than $100K	258,631	359	0.55%
Time greater than $100K	430,239	360	0.33%
Total Short-Term Borrowings	61,794	15	0.10%
Federal Home Loan Bank Advances	25,889	122	1.87%
Term Repurchase Agreement	10,000	25	0.97%
Debt Financing and Notes Payable	15,000	200	5.35%

Net Interest Income and
Margin (FTE)		$48,712	4.67%

	Q3'11
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,093,020	$56,746	5.52%
Total Loans (FTE)	2,691,085	40,689	6.00%
Commercial Loans (FTE)	610,863	10,243	6.65%
Commercial RE Loans	1,185,692	19,557	6.54%
Consumer Loans	894,530	10,889	4.83%
Total Investments (FTE)	1,401,935	16,057	4.58%

Interest Expense Paid
Total Earning Assets	4,093,020	2,071	0.20%
Total Interest-Bearing Liabilities	2,822,805	2,071	0.29%
Total Interest-Bearing Deposits	2,661,039	1,677	0.25%
Interest-Bearing Transaction	707,328	191	0.11%
Savings	1,119,360	406	0.14%
Time less than $100K	303,768	556	0.73%
Time greater than $100K	530,583	524	0.39%
Total Short-Term Borrowings	99,730	62	0.25%
Federal Home Loan Bank Advances	35,309	118	1.34%
Term Repurchase Agreement	5,652	14	0.97%
Debt Financing and Notes Payable	21,075	200	3.80%

Net Interest Income and
Margin (FTE)		$54,675	5.32%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q3'12	Q3'11	Change	Q2'12

Service Charges on Deposits	$6,847	$7,430	-7.8%	$7,027
Merchant Processing Services	2,411	2,358	2.2%	2,529
Debit Card Fees	1,308	1,269	3.1%	1,345
ATM Processing Fees	782	980	-20.2%	932
Trust Fees	540	432	24.8%	497
Financial Services Commissions	175	111	57.9%	194
Loss on Sale of Securities	--	--	n/m	(1,287)
Other Income	2,563	2,625	-2.4%	2,296
Total Noninterest Income	$14,626	$15,205	-3.8%	$13,533

Total Revenue (FTE)	$63,338	$69,880	-9.4%	$63,866
Noninterest Income/Revenue (FTE)	23.1%	21.8%		21.2%
Service Charges/Avg. Deposits (a)	0.65%	0.71%		0.67%
Total Revenues (FTE) Per Avg.
Common Share (a)	$9.16	$9.75	-6.1%	$9.26

			%
	9/30'12YTD	9/30'11YTD	Change

Service Charges on Deposits	$20,969	$22,529	-6.9%
Merchant Processing Services	7,333	6,921	6.0%
Debit Card Fees	3,816	3,752	1.7%
ATM Processing Fees	2,648	2,911	-9.1%
Trust Fees	1,526	1,407	8.5%
Financial Services Commissions	540	257	110.3%
Loss on Sale of Securities	(1,287)	--	n/m
Other Income	7,283	7,462	-2.4%
Total Noninterest Income	$42,828	$45,239	-5.3%

Total Revenue (FTE)	$193,571	$210,745	-8.1%
Noninterest Income/Revenue (FTE)	22.1%	21.5%
Service Charges/Avg. Deposits (a)	0.66%	0.73%
Total Revenues (FTE) Per Avg.
Common Share (a)	$9.31	$9.80	-5.0%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q3'12	Q3'11	Change	Q2'12

Salaries & Benefits	$14,294	$14,401	-0.7%	$14,494
Occupancy	3,901	4,010	-2.7%	3,775
Outsourced Data Processing	2,156	2,165	-0.4%	2,078
Amortization of
Identifiable Intangibles	1,336	1,477	-9.6%	1,339
Professional Fees	786	1,185	-33.6%	902
Equipment	991	943	5.1%	1,041
Other Real Estate Owned	679	700	-2.9%	3
Courier Service	772	840	-8.1%	793
Loan Expense	400	578	-30.8%	390
Telephone	429	422	1.8%	418
Postage	308	353	-12.7%	344
Operational Losses	110	226	-51.2%	149
Stationery & Supplies	274	272	0.6%	247
Settlements	--	--	n/m	--
Other Operating	2,833	3,811	-25.7%	3,376
Total Noninterest Expense	$29,269	$31,383	-6.7%	$29,349

Noninterest Expense/
Avg. Earning Assets (a)	2.80%	3.04%		2.86%
Noninterest Expense/Revenues (FTE)	46.2%	44.9%		46.0%

			%
	9/30'12YTD	9/30'11YTD	Change

Salaries & Benefits	$43,833	$44,388	-1.3%
Occupancy	11,609	12,085	-3.9%
Outsourced Data Processing	6,318	6,743	-6.3%
Amortization of
Identifiable Intangibles	4,076	4,505	-9.5%
Professional Fees	2,455	3,489	-29.6%
Equipment	2,883	2,915	-1.1%
Other Real Estate Owned	912	1,835	-50.3%
Courier Service	2,350	2,535	-7.3%
Loan Expense	1,417	1,515	-6.5%
Telephone	1,224	1,285	-4.8%
Postage	1,024	1,083	-5.4%
Operational Losses	433	815	-46.9%
Stationery & Supplies	764	919	-16.9%
Settlements	--	2,100	n/m
Other Operating	9,353	10,802	-13.4%
Total Noninterest Expense	$88,651	$97,014	-8.6%

Noninterest Expense/
Avg. Earning Assets (a)	2.88%	3.14%
Noninterest Expense/Revenues (FTE)	45.8%	46.0%

8. Provision for Loan Losses.
	(dollars in thousands)
			%
	Q3'12	Q3'11	Change	Q2'12

Average Total Loans	$2,263,239	$2,691,085	-15.9%	$2,375,669
Avg. Total Purchased
Covered Loans (1)	435,953	596,072	-26.9%	478,965
Avg. Total Purchased
Non-Covered Loans (2)	97,100	151,634	-36.0%	107,483
Avg. Total Originated Loans	1,730,186	1,943,379	-11.0%	1,789,221

Allowance for Loan Loss (ALL)
Beginning of Period	$31,523	$33,008	-4.5%	$31,883
Provision for Loan Losses	2,800	2,800	0.0%	2,800
Net ALL Losses	(3,357)	(2,915)	15.2%	(3,160)
ALL End of Period	$30,966	$32,893	-5.9%	$31,523
ALL Recoveries/Gross ALL Losses	28%	20%		25%
Net ALL Losses/Avg. Loans:
Originated Loans (a)	0.63%	0.51%		0.65%
Purchased Covered Loans (1)(a)	0.09%	0.28%		0.19%
Purchased Non-Covered Loans (2)(a)	2.19%	--		0.09%

			%
	9/30'12YTD	9/30'11YTD	Change

Average Total Loans	$2,368,530	$2,786,838	-15.0%
Avg. Total Purchased
Covered Loans (1)	475,815	638,189	-25.4%
Avg. Total Purchased
Non-Covered Loans (2)	107,989	174,333	-38.1%
Avg. Total Originated Loans	1,784,726	1,974,316	-9.6%

Allowance for Loan Loss (ALL)
Beginning of Period	$32,597	$35,636	-8.5%
Provision for Loan Losses	8,400	8,400	0.0%
Net ALL Losses	(10,031)	(11,143)	-10.0%
ALL End of Period	$30,966	$32,893	-5.9%
ALL Recoveries/Gross ALL Losses	26%	21%
Net ALL Losses/Avg. Loans:
Originated Loans (a)	0.66%	0.73%
Purchased Covered Loans (1)(a)	0.19%	0.09%
Purchased Non-Covered Loans (2)(a)	0.69%	--

9. Credit Quality.
	(dollars in thousands)
			%
	9/30/12	9/30/11	Change	6/30/12

Nonperforming Originated Loans:
Nonperforming Nonaccrual	$9,870	$12,063	-18.2%	$15,445
Performing Nonaccrual	3,169	5,235	-39.5%	1,101
Total Nonaccrual Loans	13,039	17,298	-24.6%	16,546
90+ Days Past Due Accruing Loans	433	794	-45.5%	525
Total	13,472	18,092	-25.5%	17,071
Repossessed Loan Collateral	11,539	14,939	-22.8%	10,551
Total Originated
Nonperforming Assets	25,011	33,031	-24.3%	27,622

Nonperforming Purchased Covered Loans (1):
Nonperforming Nonaccrual	19,584	10,635	84.1%	8,627
Performing Nonaccrual	1,014	5,386	-81.2%	1,409
Total Nonaccrual Loans	20,598	16,021	28.6%	10,036
90+ Days Past Due Accruing Loans	59	279	-78.9%	140
Total	20,657	16,300	26.7%	10,176
Repossessed Purchased Covered
Loan Collateral (1)	12,437	23,160	-46.3%	14,608
Total Nonperforming Purchased
Covered Assets (1)	33,094	39,460	-16.1%	24,784

Nonperforming Purchased Non-Covered Loans (2):
Nonperforming Nonaccrual	7,823	18,502	-57.7%	12,822
Performing Nonaccrual	2,260	7,039	-67.9%	7,050
Total Nonaccrual Loans	10,083	25,541	-60.5%	19,872
90+ Days Past Due Accruing Loans	1	--	n/m	--
Total	10,084	25,541	-60.5%	19,872
Repossessed Purchased Non-Covered
Loan Collateral (2)	3,303	9,732	-66.1%	7,034
Total Nonperforming Purchased
Non-Covered Assets (2)	13,387	35,273	-62.0%	26,906

Total Nonperforming Assets	$71,492	$107,764	-33.7%	$79,312

Total Originated Loans Outstanding	$1,708,414	$1,920,286	-11.0%	$1,751,578
Total Purchased Covered
Loans Outstanding (1)	418,364	575,353	-27.3%	463,251
Total Purchased Non-Covered
Loans Outstanding (2)	82,676	139,200	-40.6%	102,390
Total Loans Outstanding	$2,209,454	$2,634,839	-16.1%	$2,317,219

Total Assets	$4,859,627	$4,966,499	-2.2%	$4,953,130

Originated Loans:
Allowance for Loan Losses	$30,966	$32,893	-5.9%	$31,523
Allowance/Originated Loans	1.81%	1.71%		1.80%
Nonperforming Originated Loans/
Total Originated Loans	0.79%	0.94%		0.97%
Allowance/Originated
Nonperforming Loans	230%	182%		185%

Purchased Covered Loans (1):
Fair Value Discount on Purchased
Covered Loans	$27,241	$48,965		$30,366
Discount/Purchased Covered
Loans, gross	6.11%	7.84%		6.15%
Nonperforming Purchased Covered Loans/
Total Purchased Covered Loans	4.94%	2.83%		2.20%

Purchased Non-Covered Loans (2):
Fair Value Discount on Purchased
Non-Covered Loans	$5,495	$16,546		$8,028
Discount/Purchased Non-Covered	6.23%	10.62%		7.27%
Loans, gross
Nonperforming Purchased Non-Covered Loans/
Total Purchased Non-Covered Loans	12.20%	18.35%		19.41%

10. Capital.
	(in thousands, except per-share amounts)
			%
	9/30/12	9/30/11	Change	6/30/12

Shareholders' Equity	$558,841	$553,988	0.9%	$557,926
Tier I Regulatory Capital	407,881	403,287	1.1%	407,571
Total Regulatory Capital	442,399	440,605	0.4%	443,650

Total Assets	4,859,627	4,966,499	-2.2%	4,953,130
Risk-Adjusted Assets	2,726,803	2,858,321	-4.6%	2,818,628

Shareholders' Equity/
Total Assets	11.50%	11.15%		11.26%
Shareholders' Equity/
Total Loans	25.29%	21.03%		24.08%
Tier I Capital/Total Assets	8.39%	8.12%		8.23%
Tier I Capital/
Risk-Adjusted Assets	14.96%	14.11%		14.46%
Total Regulatory Capital/
Risk-Adjusted Assets	16.22%	15.41%		15.74%
Tangible Common Equity Ratio	8.75%	8.35%		8.54%
Common Shares Outstanding	27,396	28,301	-3.2%	27,621
Common Equity Per Share	$20.40	$19.57	4.2%	$20.20
Market Value Per Common Share	$47.05	$38.32	22.8%	$47.19

Share Repurchase Programs
	(shares in thousands)
			%
	Q3'12	Q3'11	Change	Q2'12

Total Shares Repurchased	270	316	-14.4%	317
Average Repurchase Price	$46.63	$42.37	10.0%	$45.45
Net Shares Repurchased	225	239	-5.7%	296

			%
	9/30'12YTD	9/30'11YTD	Change

Total Shares Repurchased	836	955	-12.4%
Average Repurchase Price	$46.25	$47.18	-2.0%
Net Shares Repurchased	754	789	-4.4%

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	9/30/12	9/30/11	Change	6/30/12
Assets:
Cash and Money Market Assets	$367,964	$459,754	-20.0%	$320,925

Investment Securities:
Available For Sale	738,462	683,640	8.0%	708,717
Held to Maturity	1,158,731	755,906	53.3%	1,206,646

Purchased Covered Loans (1)	418,364	575,353	-27.3%	463,251
Purchased Non-Covered Loans (2)	82,676	139,200	-40.6%	102,390
Originated Loans	1,708,414	1,920,286	-11.0%	1,751,578
Allowance For Loan Losses	(30,966)	(32,893)	-5.9%	(31,523)
Total Loans, net	2,178,488	2,601,946	-16.3%	2,285,696

Non-Covered Other Real Estate
Owned	14,842	24,671	-39.8%	17,585
Covered Other Real Estate
Owned (1)	12,437	23,160	-46.3%	14,608
Premises and Equipment, net	38,386	36,098	6.3%	37,867
Identifiable Intangibles, net	24,553	30,099	-18.4%	25,888
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	204,091	229,552	-11.1%	213,525

Total Assets	$4,859,627	$4,966,499	-2.2%	$4,953,130

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$1,594,379	$1,527,030	4.4%	$1,573,188
Interest-Bearing Transaction	745,852	701,323	6.3%	742,633
Savings	1,133,788	1,137,919	-0.4%	1,136,876
Time	656,538	826,111	-20.5%	755,802
Total Deposits	4,130,557	4,192,383	-1.5%	4,208,499

Short-Term Borrowed Funds	55,630	110,917	-49.8%	81,582
Federal Home Loan Bank Advances	25,855	26,078	-0.9%	25,911
Term Repurchase Agreement	10,000	10,000	0.0%	10,000
Debt Financing and Notes Payable	15,000	15,000	0.0%	15,000
Other Liabilities	63,744	58,133	9.7%	54,212
Total Liabilities	4,300,786	4,412,511	-2.5%	4,395,204

Shareholders' Equity:
Common Equity:
Paid-In Capital	374,312	377,458	-0.8%	375,732
Accumulated Other
Comprehensive Income	14,454	10,795	33.9%	13,030
Retained Earnings	170,075	165,735	2.6%	169,164
Total Shareholders' Equity	558,841	553,988	0.9%	557,926

Total Liabilities and
Shareholders' Equity	$4,859,627	$4,966,499	-2.2%	$4,953,130

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q3'12	Q3'11	Change	Q2'12
Interest & Fee Income:
Loans	$31,779	$39,899	-20.4%	$33,745
Investment Securities:
Available for Sale	4,918	5,526	-11.0%	4,938
Held to Maturity	8,575	6,551	30.9%	8,218
Total Interest & Fee Income	45,272	51,976	-12.9%	46,901

Interest Expense:
Transaction Deposits	70	191	-63.3%	78
Savings Deposits	231	406	-43.2%	230
Time Deposits	719	1,080	-33.4%	799
Short-Term Borrowed Funds	15	62	-75.0%	21
Federal Home Loan Bank Advances	122	118	2.6%	119
Term Repurchase Agreement	25	14	n/m	24
Debt Financing and Notes Payable	200	200	0.0%	201
Total Interest Expense	1,382	2,071	-33.3%	1,472

Net Interest Income	43,890	49,905	-12.1%	45,429

Provision for Loan Losses	2,800	2,800	0.0%	2,800

Noninterest Income:
Service Charges	6,847	7,430	-7.8%	7,027
Merchant Processing Services	2,411	2,358	2.2%	2,529
Debit Card Fees	1,308	1,269	3.1%	1,345
ATM Processing Fees	782	980	-20.2%	932
Trust Fees	540	432	24.8%	497
Financial Services Commissions	175	111	57.9%	194
Loss on Sale of Securities	--	--	n/m	(1,287)
Other	2,563	2,625	-2.4%	2,296
Total Noninterest Income	14,626	15,205	-3.8%	13,533

Noninterest Expense:
Salaries and Benefits	14,294	14,401	-0.7%	14,494
Occupancy	3,901	4,010	-2.7%	3,775
Outsourced Data Processing	2,156	2,165	-0.4%	2,078
Amortization of Identifiable Intangibles	1,336	1,477	-9.6%	1,339
Professional Fees	786	1,185	-33.6%	902
Equipment	991	943	5.1%	1,041
Other Real Estate Owned	679	700	-2.9%	3
Courier Service	772	840	-8.1%	793
Other	4,354	5,662	-23.1%	4,924
Total Noninterest Expense	29,269	31,383	-6.7%	29,349

Income Before Income Taxes	26,447	30,927	-14.5%	26,813
Income Tax Provision	6,425	8,495	-24.4%	5,849
Net Income	$20,022	$22,432	-10.7%	$20,964

Average Common Shares Outstanding	27,513	28,433	-3.2%	27,744
Diluted Common Shares Outstanding	27,565	28,498	-3.3%	27,790

Per Common Share Data:
Basic Earnings	$0.73	$0.79	-7.6%	$0.76
Diluted Earnings	0.73	0.79	-7.6%	0.75
Dividends Paid	0.37	0.36	2.8%	0.37
			%
	9/30'12YTD	9/30'11YTD	Change
Interest & Fee Income:
Loans	$101,180	$122,534	-17.4%
Investment Securities:
Available for Sale	14,644	16,428	-10.9%
Held to Maturity	24,646	18,597	32.5%
Total Interest & Fee Income	140,470	157,559	-10.8%

Interest Expense:
Transaction Deposits	238	583	-59.1%
Savings Deposits	696	1,332	-47.8%
Time Deposits	2,380	3,429	-30.6%
Short-Term Borrowed Funds	63	170	-62.9%
Federal Home Loan Bank Advances	361	398	-9.3%
Term Repurchase Agreement	74	14	n/m
Debt Financing and Notes Payable	601	601	0.0%
Total Interest Expense	4,413	6,527	-32.4%

Net Interest Income	136,057	151,032	-9.9%

Provision for Loan Losses	8,400	8,400	0.0%

Noninterest Income:
Service Charges	20,969	22,529	-6.9%
Merchant Processing Services	7,333	6,921	6.0%
Debit Card Fees	3,816	3,752	1.7%
ATM Processing Fees	2,648	2,911	-9.1%
Trust Fees	1,526	1,407	8.5%
Financial Services Commissions	540	257	110.3%
Loss on Sale of Securities	(1,287)	--	n/m
Other	7,283	7,462	-2.4%
Total Noninterest Income	42,828	45,239	-5.3%

Noninterest Expense:
Salaries and Benefits	43,833	44,388	-1.3%
Occupancy	11,609	12,085	-3.9%
Outsourced Data Processing	6,318	6,743	-6.3%
Amortization of Identifiable Intangibles	4,076	4,505	-9.5%
Professional Fees	2,455	3,489	-29.6%
Equipment	2,883	2,915	-1.1%
Other Real Estate Owned	912	1,835	-50.3%
Courier Service	2,350	2,535	-7.3%
Settlements	--	2,100	n/m
Other	14,215	16,419	-13.4%
Total Noninterest Expense	88,651	97,014	-8.6%

Income Before Income Taxes	81,834	90,857	-9.9%
Income Tax Provision	19,843	24,774	-19.9%
Net Income	$61,991	$66,083	-6.2%

Average Common Shares Outstanding	27,769	28,739	-3.4%
Diluted Common Shares Outstanding	27,821	28,879	-3.7%

Per Common Share Data:
Basic Earnings	$2.23	$2.30	-3.0%
Diluted Earnings	2.23	2.29	-2.6%
Dividends Paid	1.11	1.08	2.8%

Footnotes and Abbreviations:
(FTE) Fully Taxable Equivalent
(a) Annualized
(1) Purchased covered loans represent purchased loans on which losses are shared with the FDIC per a Loss Sharing Agreement. Purchased covered loans were recorded at estimated fair value at February 6, 2009, the date of purchase.
(2) Purchased non-covered loans represent purchased loans recorded at estimated fair value at August 20, 2010, the date of purchase.
CONTACT: Westamerica Bancorporation
         Robert A. Thorson - SVP & Chief Financial Officer
         707-863-6840